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                                                                    EXHIBIT 99.6

                                  SALTON, INC.

         CERTIFICATE OF DESIGNATION OF SERIES C PREFERRED STOCK SETTING
             FORTH THE POWERS, PREFERENCES, RIGHTS, QUALIFICATIONS,
         LIMITATIONS AND RESTRICTIONS OF SUCH SERIES OF PREFERRED STOCK

            Salton, Inc. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, as amended (the "Delaware Code"), does HEREBY CERTIFY:

            That, pursuant to authority conferred by Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation has adopted a resolution providing for the issuance of a series of Preferred Stock consisting of 150,000 shares designated "Series C Preferred Stock", which resolution is as follows:

            RESOLVED, that pursuant to the authority vested in the Board of Directors (the "Board") of Salton, Inc., a Delaware corporation (the "Corporation"), by Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation (the "Second Restated Certificate"), the Board does hereby create, provide for and approve a series of Preferred Stock, par value $.01 per share (herein called "Preferred Stock"), of the Corporation to be designated "Series C Preferred Stock" (such series being herein called the "Series C Preferred Stock"), consisting of 150,000 shares of the presently authorized but unissued shares of Preferred Stock, and does hereby fix and herein state and express the designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of the Series C Preferred Stock as follows (all terms used herein which are defined in the Second Restated Certificate shall have the meaning provided in said Second Restated Certificate).

            Section 1. Rank.

            All shares of Series C Preferred Stock shall rank, as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, (a) notwithstanding anything in the Second Restated Certificate to the contrary, senior, in

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preference of, and prior to, all shares of Series A Voting Convertible Preferred
Stock, par value $.01 per share, of the Corporation (the "Series A Preferred Stock") from time to time outstanding, (b) senior, in preference of, and prior to, all other classes and series of the Corporation's Preferred Stock, par value $.01 per share, including without limitation, the Series B Junior Participating Preferred Stock, par value $.01 per share, of the Corporation, and (c) senior, in preference of, and prior to, all of the Corporation's now or hereafter issued Common Stock or other capital stock of the Corporation. The term "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Corporation as the same exists at the date hereof or as such stock may be constituted from time to time.

      Section 2. Voting Rights.

      Except as otherwise required by law or Section 6 hereof, the holders of shares of Series C Preferred Stock, by virtue of their ownership thereof, shall have no voting rights.

      Section 3. Liquidation Preference.

      In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive and be paid out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount in cash equal to $100.00 per share. Such payments shall be made before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series C Preferred Stock. If, upon the occurrence of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets and funds of the Corporation legally available for distribution to the holders of Series C Preferred Stock shall be insufficient to make payment in full to all such holders of the preferential amount

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such holders are entitled to, then the entire assets and funds of the
Corporation legally available for distribution to such holders shall be distributed ratably among such holders based upon the total preferential amount each holder would be entitled to receive if sufficient funds were distributed to pay the full preferential amounts. Neither a consolidation, merger or other business combination of the Corporation's assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation for purposes of this Section 3 (unless in connection therewith the liquidation, dissolution or winding up of the Corporation is specifically approved).

      Section 4. Change of Control.

      (a) (i) In the event that any Change of Control (as hereinafter defined) shall occur at any time and from time to time while any shares of Series C Preferred Stock are outstanding, each holder of Series C Preferred Stock shall have the right to give notice that it is exercising a Change of Control election (a "Change of Control Election"), with respect to all or any number of such holder's shares of Series C Preferred Stock, during the period (the "Exercise Period") beginning on the 30th day and ending on the 90th day after the date of such Change of Control. Upon any such election, the Corporation shall redeem each such holder's shares for which such an election is made, to the extent the Corporation shall have capital and surplus lawfully available therefor, at a redemption price per share payable on the Change of Control Payment Date (as hereinafter defined) equal to the liquidation preference per share plus an amount equivalent to interest accrued thereon at a rate of 5% per annum compounded annually on each anniversary date of the original issuance of the Series C Preferred Stock for the period from the date of such original issuance through the date of the Change of Control Payment Date.

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            (b) As used herein, "Change of Control" shall mean:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (the "Acquiring Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, but excluding, for this purpose, any such action by (x) the Corporation or any of its subsidiaries, (y) any of the Centre Partner Entities (as defined below) or any Acquiring Person of which any of the Centre Partners Entities own, either individually or in the aggregate, 50% or more of the outstanding voting securities, including, without limitation, the receipt by such an Acquiring Person of shares of Common Stock of the Company upon conversion or redemption by the Company of the Series A Preferred Stock, or (z) any corporation or other entity with respect to which, following such acquisition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors (or if another entity, more than 50% of the equivalent controlling interests) is then beneficially owned, directly or indirectly, by individuals and entities who were the beneficial owners of voting securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (For purposes of this Section 4(b)(i), the "Centre Partners

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            Entities" shall mean Centre Partners Capital Investors II, L.P.,
            Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., the State Board of Administration of Florida, Centre Partners Management Partners, L.P., Centre Partners Coinvestment L.P. or any Affiliate (as defined in the Securities Exchange Act of 1934, as amended); or

                  (ii) consummation of a reorganization, merger or consolidation involving the Corporation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of at least 80% of the voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not or will not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation; or

                  (iii) the sale or other disposition of all or substantially all the assets of the Corporation in one transaction or series of related transactions; or

                  (iv) individuals who would constitute a majority of the
            members of the Board of Directors elected at any meeting of stockholders or by written consent (without regard to any members of the Board of Directors elected pursuant to the terms of any series of Preferred Stock) shall be elected to the Board of Directors and the election or the nomination for election by the Corporation's stockholders

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            of such directors was not approved by a vote of at least a majority of the directors in office immediately prior to such election or nomination.

            (c) As used herein, "Change of Control Payment Date" shall mean the date after a Change Control that is 91 days after the earlier of (i) the date on which all of the Specified Debt matures and (ii) the date on which all of the Specified Debt is repaid in full by the Company.

            (d) As used herein, "Specified Debt" shall mean collectively:

                  (i) the Amended and Restated Credit Agreement dated as of May
            9, 2003 and Amended and Restated as of June 15, 2004 among the financial institutions named therein as the Lenders and Wachovia Bank, National Association as the Agent and Silver Point Finance, LLC as the Co-Agent, Syndication Agent, Documentation Agent, Arranger and Book Runner, and Salton, Inc. as the Parent and each of its Subsidiaries that are signatories thereto as the Borrowers and each of its other Subsidiaries that are signatories thereto as Guarantors;

                  (ii) the Credit Agreement dated as of August 26, 2005 among the financial institutions named therein as the Lenders and The Bank of New York as the Agent, and Salton, Inc. as the Parent and each of its Subsidiaries that are signatories thereto as the Borrowers and each of its other Subsidiaries that are signatories thereto as Guarantors;

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                  (iii) the Indenture dated as of December 16, 1998 by and among
            Salton, Inc., as issuer, Home Creations Direct, Ltd. and each newly acquired or created domestic restricted subsidiary of the issuer, as guarantors, and Wells Fargo Bank Minnesota, N.A. (as successor to Norwest Bank Minnesota National Association), as the trustee; and

                  (iv) the Indenture dated as of April 23, 2001 by and among
            Salton, Inc., as issuer, Home Creations Direct Ltd., Toastmaster, Inc., Sonex International Corporation, Sasaki Products Company and each newly acquired or created domestic restricted subsidiary of the issuer, as guarantors, and Wells Fargo Bank Minnesota, N.A., as trustee;

                  (v) in the case of each of the foregoing clauses (i) through
            (iv), as amended, restated or modified (provided that such amendment, restatement or modification does not extend the respective maturity date or result in such Specified Debt not becoming due upon a Change of Control) from time to time (whether with the original agents and lenders or other agents and lenders).

            (e) On or before the fourteenth (14th) day after a Change of Control, the Corporation shall mail to all holders of record of the Series C Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation as of such date, a notice disclosing (i) the Change of Control, (ii) the redemption price per share of the Series C Preferred Stock applicable hereunder and (iii) the procedure which the holder must follow to exercise the redemption right provided above. To exercise such redemption right, if applicable, a holder of the Series C Preferred Stock must deliver during the Exercise Period written notice to the

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Corporation (or an agent designated by the Corporation for such purpose) of the holder's exercise of such redemption right, and, to be valid, any such notice of exercise must be accompanied by each certificate evidencing shares of the Series C Preferred Stock with respect to which the redemption right is being exercised, duly endorsed for transfer. On or prior to the fifth (5th) business day after receipt of such written notice, the Corporation shall accept for payment all shares of Series C Preferred Stock properly surrendered to the Corporation (or an agent designated by the Corporation for such purpose) during the Exercise Period for redemption in connection with the valid exercise of such redemption right and shall cause payment to be made in cash for such shares of Series C Preferred Stock on the Change of Control Payment Date. If at the time of any Change of Control, the Corporation does not have sufficient capital and surplus legally available to purchase all of the outstanding shares of Series C Preferred Stock with respect to which the redemption right has been validly exercised, the Corporation shall take all measures permitted under the Delaware Code to increase the amount of its capital and surplus legally available, and the Corporation shall purchase as many shares of Series C Preferred Stock with respect to which the redemption right has been validly exercised as it has capital and surplus legally available therefor, ratably from the holders thereof in proportion to the total amount which holders are entitled to in connection with the Change of Control, and shall thereafter, whenever it shall have capital and surplus legally available therefor, offer to purchase ratably as many shares of Series C Preferred Stock with respect to which the redemption right has been validly exercised as it has capital and surplus available therefor until it has offered to purchase all of the outstanding shares of Series C Preferred Stock with respect to which the redemption right has been validly exercised. Notwithstanding anything in this Second Restated Certificate to the contrary, in the event of a Change of Control, the Company shall purchase all of the outstanding

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shares of Series C Preferred Stock with respect to which the redemption right has been validly exercised before any payment shall be made with respect to the redemption of shares of Series A Preferred Stock upon such Change of Control.

            (f) In the event of any Change of Control, proper provision shall be made to ensure that the holders of shares of Series C Preferred Stock will be entitled to receive the benefits afforded by this Section 4; provided, however, that in the event of any Change of Control effected with the Corporation's consent, such provision to ensure the benefits of this Section 4 shall be made prior to such Change of Control.

            Section 5. Optional and Mandatory Redemption.

            (a) The Corporation, at its option, may at any time redeem the Series C Preferred Stock in whole or in part, at a cash redemption price per share equal to 100% of the liquidation preference.

            (b) On August 26, 2010, the Corporation shall redeem all outstanding shares of Series C Preferred Stock at a redemption price equal to the liquidation preference per share. The redemption price shall be paid in cash.

            (c) Not more than sixty (60) nor less than thirty (30) days prior to the redemption date, notice by first class mail, postage prepaid, shall be given to each holder of record of the Series C Preferred Stock to be redeemed, at such holder's address as it shall appear upon the stock transfer books of the Corporation. Each such notice of redemption shall be irrevocable and shall specify the date fixed for redemption, the redemption price, the identification of the shares to be redeemed (if fewer than all the outstanding shares are to be

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redeemed), the place or places of payment and that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series C Preferred Stock to be redeemed.

            (d) Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series C Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price in the manner set forth in the notice. If fewer than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor) shall terminate.

            (e) If fewer than all the shares outstanding are to be redeemed, the Corporation shall select the shares to be redeemed pro rata.

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            Section 6. Protective Provisions.

            So long as any shares of the Series C Preferred Stock shall be outstanding, the Corporation shall not, without the prior approval by affirmative vote or prior written consent of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock:

            (a) amend, waive or repeal any provisions of, or add any provisions to, this Certificate of Designation;

            (b) take any action that authorizes, creates or issues, or obligates the Corporation to issue, any shares of any capital stock or security or right convertible or exchangeable for shares of capital stock of the Corporation that are senior to or on parity with the Series C Preferred Stock;

            (c) declare or pay a dividend or distribution on the Common Stock;

            (d) increase the authorized number of shares of Series C Preferred Stock;

            (e) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict with the rights, privileges and preferences of the holders of Series C Preferred Stock hereunder or conflict with the terms of the Second Restated Certificate; or

            (f) amend the Second Restated Certificate or By-laws of the Corporation, if such amendment would adversely affect the rights, privileges or preferences of the holders of the Series C Preferred Stock in any material respect.

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            Section 7. Dividends. The holders of shares of Series C Preferred shall not be entitled to receive dividends.

            Section 8. Notice.

            All notices hereunder shall be in writing.

            Section 9. Reacquired Shares.

            Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares of Series C Preferred Stock shall, upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $.01 per share, of the Corporation, undesignated as to series, and may be reissued as part of another series of Preferred Stock, par value $.01 per share, of the Corporation subject to the conditions of restrictions on issuance set forth therein.

Signed on August 23, 2005

                                          ______________________________________
                                          By:  David M. Mulder
                                          Its: Executive Vice President,
                                               Chief Administrative Officer
                                               and Senior Financial Officer

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